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                                  EXHIBIT 10.1

                             CONVERTIBLE DEBENTURE



THIS AGREEMENT made as of the 2nd day of July, 1996.


B E T W E E N:


                                M.I. MANEK INC.
                      a Corporation incorporated pursuant
                           to the laws of Switzerland

                       (hereinafter called the "Lender")

                                                               OF THE FIRST PART

AND:

                          PERIPHERAL CONNECTIONS, INC.
                      a Corporation incorporated pursuant
                       to the laws of the State of Nevada

                     (hereinafter called the "Corporation")

                                                              OF THE SECOND PART


                                   ARTICLE 1
                                 PROMISE TO PAY

1.1 PERIPHERAL CONNECTIONS, INC. (the "Corporation"), a corporation incorporated under the laws of the State of Nevada and having its chief executive office at 2 Sheppard Avenue East, Suite 1800, North York, Ontario, M2N 5Y7, for value received, hereby promises to pay to the order of M.I. MANEK INC. (the "Lender") at 400 Walmer Road, Suite 2110, Toronto, Ontario or at such other place as the Lender may direct at any time and from time to time, on JULY 31, 2001, the principal amount of TWO HUNDRED THOUSAND ($200,000.00) DOLLARS of law currency of the United States of America, together with interest on the principal amount at the rate of TWELVE AND ONE-HALF (12.50%) PERCENT per annum, calculated semi-annually, not in advance, without reinvestment factor, as well after as before demand, default and judgment. Interest on the principal amount outstanding shall be payable twice yearly on the 31st day of January and the 31st day of July in each and every year calculated from the date hereof until paid in full (the

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principal amount, such interest and all other amounts now or hereafter payable hereunder being referred to herein as the "Obligations Secured")

                                   ARTICLE 2
                               CONVERSION RIGHTS

2.1 The Lender may, upon giving notice as hereinafter provided, at any time prior to the 31st day of June, 2001, convert in whole or in part, the outstanding principal balance of this Debenture, together with all accrued and unpaid interest, in to $0.001 Par Value Class A Common Shares in the capital of the Corporation at a conversion price equal to ten ($0.10) cents per share (the "Conversion Price").

2.2 If the Lender elects to convert a part only of the outstanding principal balance of this Debenture, the outstanding principal balance owing on this Debenture shall be deemed to have been reduced by the amount of the Debenture so converted and the Lender shall provide to the Corporation such instruments and acknowledgments as shall be necessary to validly and effectively amend this Debenture.

2.3 In order to effect the right of conversion herein provided for, the Lender shall deliver to the Corporation, at the registered office of the Corporation, a notice in writing setting out the Lender's election to convert this Debenture, together with all accrued but unpaid interest thereon, in to $0.001 Par Value Class A Common Shares in the capital of the Corporation. If the Lender elects to convert a part only of the outstanding principal balance of this Debenture, such notice shall set out the amount of the outstanding principal balance of the Debenture which the Lender desires to convert in to $0.001 Par Value Class A Common Shares in the capital of the Corporation.

2.4 Within 30 days of the Corporation's receipt of such notice of the conversion, the Corporation, at its' own cost and expense, shall cause the certificate or certificates representing the $0.001 Par Value Class A Common Shares in the capital of the Corporation so converted to be issued in the name of the Lender or in such name or names as the Lender may direct in writing, provided that the Lender shall pay any applicable security transfer taxes. Subject to the provisions of paragraph 2.2 (partial conversion) upon the issuance of such shares, this Debenture shall be deemed to have been satisfied, discharged or redeemed and for such purpose, the Lender shall cancel and discharge this Debenture and execute and deliver to the Corporation such instruments as shall be necessary to discharge this Debenture and to release or reconvey to the Corporation any property and assets subject to the security created hereby.

2.5 From and after the date that the Corporation receives such notice of conversion, interest shall cease to accrue on that portion of the outstanding principal amount of this Debenture which is to be converted.

                                   ARTICLE 3
                         CREATION OF SECURITY INTEREST

3.1 As continuing security for the payment of the Obligations Secured and the performance by the Corporation of all its covenants and obligations hereunder, the Corporation hereby grants, assigns, transfers, mortgages, pledges, charges and hypothecates, by way of a
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security interest to and in favor of the Lender, all of the undertaking, property and assets of the Corporation, both real and personal, immovable and moveable, tangible and intangible, legal and equitable, of whatsoever nature and kind and wheresoever situate, now owned or hereafter acquired by the Corporation including the goodwill of the Corporation and all proceeds in any form now or hereafter derived from the sale, lease or other disposition of any of the property and assets of the Corporation subject to, or intended to be subject to the security interest hereby created.

3.2 The attachment of the security interest created hereby has not been postponed and such security interest shall attach to any particular property intended to be subject to the security interest created hereby as soon as the Corporation has rights in such property.

3.3 The Corporation covenants that it shall not, without the prior consent in writing of the Lender create, assume or suffer to exist any Lien, upon all or any part of the Mortgaged Property ranking or purporting to rank in priority to or pari passu with this Debenture or the security created hereby other than the security hereof and any other Lien which the Lender has expressly consented to in writing.

3.4 No provision hereof shall be construed as a subordination or postponement of this Debenture and/or the security created hereby to or in favor of any other Lien, whether or not such Lien is permitted hereunder or otherwise.

3.5 The Corporation shall at its own expense do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, mortgages, pledges, charges, assignments, security agreements, hypothecs, and assurances (including instruments supplemental or ancillary hereto) and such financing statements as the Lender may from time to time request to better assure and perfect its security on the Mortgaged Property or any part thereof.

3.6 The Corporation shall have the right at any time and from time to time, to prepay the whole or any part of the principal sum secured hereunder without notice or bonus.

                                   ARTICLE 4
                               EVENTS OF DEFAULT

4.1 The occurrence of any of the following events shall constitute an Event of Default:

                 (a) the Corporation defaults in payment of all or any part of the Obligations Secured;

                 (b) the Corporation fails to have its' securities listed for purchase and sale on a recognized stock exchange on or before September 15, 1996;

                 (c) the Corporation admits its inability to pay its debts generally as they become due or otherwise acknowledges its insolvency;
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                 (d)      except to the extent permitted by the Lender in
                 writing, the Corporation institutes any proceeding or takes any corporate action or executes any agreement to authorize its participation in or commencement of any proceeding:

                          (i)     seeking to adjudicate it a bankrupt or
                          insolvent, or

                          (ii) seeking liquidation, dissolution, winding up, reorganization, arrangement, protection, relief or composition of it or any of its property or debt, or making a proposal with respect to it under any law relating to bankruptcy, insolvency, reorganization or compromise of debts or other similar laws (including, without limitation, any application under the Companies' Creditors Arrangement Act (Canada) or any reorganization, arrangement or compromise of debt under the laws of the jurisdiction of incorporation of the Corporation);

                 (e)      any proceeding is commenced against or affecting the
                          Corporation:

                          (i)     seeking to adjudicate it a bankrupt or
                          insolvent,

                          (ii) seeking liquidation, dissolution, winding up, reorganization, arrangement, protection, relief or composition of it or any of its property or debt or making a proposal with respect to it under any law relating to bankruptcy, insolvency, reorganization or compromise of debts or other similar laws (including, without limitation, any reorganization, arrangement or compromise of debt under the laws of the jurisdiction of incorporation of the Corporation);

                          (iii) seeking appointment of a receiver, trustee, agent, custodian or other similar official for it or for any substantial part of its properties and assets, including the Mortgaged Property or any part thereof;

                          and such proceeding is not being contested in good
                 faith by appropriate proceedings or, if so contested remains outstanding, undismissed and unstayed more than 60 days from the institution of such first mentioned proceeding; or

                 (f) any creditor of the Corporation or any other Person shall privately appoint a receiver, trustee or similar official for any substantial part of the Corporation's properties and assets or for the Mortgaged Property or any part thereof, and such appointment is not being contested in good faith and by appropriate proceedings or, if so contested, such appointment continues for more than 60 days.
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                                   ARTICLE 5
                             REMEDIES UPON DEFAULT

5.1 Upon the occurrence of an Event of Default, the Obligations Secured shall, at the option of the Lender, immediately be due and payable by the Corporation to the Lender and the security hereby created shall become enforceable.

5.2 If the security created hereby becomes enforceable, the Lender may in its discretion, take any steps or proceedings of any kind permitted by law or in equity or otherwise to enforce payment of the Obligations Secured or performance of any other covenant or obligation of the Corporation contained herein and exercise all rights and remedies of a secured party under the PPSA or to realize all or any parts of the security created hereby.:

5.3 All rights, powers and remedies of the Lender under this Debenture may be exercised separately or in combination and shall be in addition to, and not in substitution for, any other security now or hereafter held by the Lender and any other rights, powers and remedies of the Lender however created or arising. No single or partial exercise by the Lender of any of the rights, powers and remedies under this Debenture or under any other security now or hereafter held by the Lender shall preclude any other and further exercise of any other right, power or remedy pursuant to this Debenture or any other security or at law, in equity or otherwise. The Lender shall at all times have the right to proceed against all or any portion of the Mortgaged Property or any other security in such order and in such manner as it shall determine without waiving any rights, powers or remedies which the Lender may have with respect to this Debenture or any other security or at law, in equity or otherwise. No delay or omission by the Lender in exercising any right, power or remedy hereunder or otherwise shall operate as a waiver thereof or of any other right, power or remedy.

5.4 In the case of any judicial or other steps or proceedings to enforce the security hereby created, and without limiting any right of the Lender to obtain judgment for any greater amount, the Corporation shall remain liable to the Lender for any amount which may remain due in respect of the Obligations Secured after application to the payment thereof of the proceeds of any sale, lease or other disposition of the Mortgaged Property or any part thereof.

5.5 The Lender shall not be liable for any failure to exercise its rights, powers or remedies arising hereunder or otherwise, including without limitation any failure to take possession of, collect, enforce, realize, sell, lease or otherwise dispose of, preserve, maintain, complete, protect, replace or improve all or any part of the Mortgaged Property, to carry on all or any part of the business of the Corporation relating to the Mortgaged Property or to take any steps or proceedings for any such purposes, nor shall the Lender have any obligation to take any steps or proceedings to preserve rights against prior parties to or in respect of all or any part of the Mortgaged Property.

5.6 Unless required by law, the Lender shall not be required to give the Corporation any notice of any sale, lease or other disposition of the Mortgaged Property or any part thereof or the date after which any private disposition of Mortgaged Property or any part thereof is to be made.
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5.7              If the Lender is at any time or from time to time required to make a payment to defeat or honor the priority of a mortgage, pledge, charge, assignment, security interest, hypothec, lien or other encumbrance on or in respect of all or any part of the Mortgaged Property, any such payment or payments, and the costs, charges and expenses of the Lender in connection therewith (including legal fees on a solicitor and his own client basis) shall be payable by the Corporation on demand.

                                   ARTICLE 6
                             APPLICATION OF MONEYS

6.1 The moneys arising from the enforcement of the security created hereby (except following foreclosure or other acceptance of the Mortgaged Property or part thereof in satisfaction of the Obligations Secured) shall be applied by the Lender in the following order, except to the extent otherwise required by law:

                 (a) first, in payment of the Lender's reasonable costs, charges and expenses (including legal fees on a solicitor and his own client basis) incurred in the exercise of all or any of the rights, powers or remedies granted to it under this Debenture;

                 (b) second, in payment of amounts paid by the Lender in respect of any charges ranking in priority or pari passu with the security created by this Debenture;

                 (c) third, in payment of the remainder of the Obligations Secured in such order of application as the Lender may determine;

                 (d) fourth, subject to sections 7.2 and 7.3, to any Person who has a security interest in the Mortgaged Property or part thereof that is subordinate to that of the Lender and whose interest,

                          (i) was perfected by possession, the continuance of which was prevented by the Lender taking possession of the Mortgaged Property; or

                          (ii) was, immediately before the sale, lease or other disposition by the Lender perfected by registration;

                 (e) fifth, subject to sections 6.2 and 6.3, to any other Person with an interest in such moneys who has delivered a written notice to the Lender of the interest before the distribution of such moneys; and

                 (f) last, subject to sections 6.2 and 6.3, to the Corporation or any other Person who is known by the Lender to be an owner of the Mortgaged Property.

6.2 The Lender may require any Person mentioned in clauses 6.1(d), 6.1(e) or 6.1(f) to furnish proof of that Person's interest, and unless the proof is furnished within ten days after
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demand by the Lender, the Lender need not pay over any portion of the moneys referred to therein to such Person.

6.3 Where there is a question as to who is entitled to receive payment under clauses 6.1(d), 6.1(e) or 6.1(f), the Lender or the Receiver may pay the moneys referred to therein into court.

                                   ARTICLE 7
                                    GENERAL

7.1 The Lender may in its discretion from time to time release any part of the Mortgaged Property or any other security either with or without any sufficient consideration therefor, without responsibility therefor and without thereby releasing any other part of the Mortgaged Property or any other security or any Person from the security created by this Debenture or from any of the covenants herein contained.

7.2 The Corporation hereby appoints the Lender as the Corporation's attorney, with full power of substitution, in the name and on behalf of the Corporation, to execute, deliver and do all such acts, deeds, leases, documents, transfers, demands, conveyances, assignments, contracts, assurances, consents, financing statements and things as the Corporation has herein agreed to execute, deliver and do or as may be required by the Lender to give effect to this Debenture or in the exercise of any rights, powers or remedies hereby conferred on the Lender and generally to use the name of the Corporation in the exercise of all or any of the rights, powers or remedies hereby conferred on the Lender. This appointment, coupled with an interest, shall not be revoked by the insolvency, bankruptcy, dissolution, liquidation or other termination of the existence of the Corporation or for any other reason.

7.3 The Corporation shall pay to the Lender on demand all of the Lender's reasonable costs, charges and expenses (including, without limitation, legal fees on a solicitor and his own client basis) incurred in connection with the perfection, preservation or enforcement of any security created hereby.

7.4 The Lender may at any time and from time to time set-off, appropriate and apply any indebtedness and liability of the Lender to the Corporation, matured or unmatured, against and on account of the Obligations Secured when due, in such order of application as the Lender may from time to time determine.

7.5 After the Obligations Secured have been paid in full, the Lender shall, at the written request and expense of the Corporation, cancel and discharge this Debenture and execute and deliver to the Corporation such instruments as shall be necessary to discharge this Debenture and to release or reconvey to the Corporation any property and assets subject to the security created hereby.

7.6 The Lender may grant extensions of time and other indulgences, take and give up security, accept compositions, make settlements, grant releases and discharges and otherwise deal with the Corporation, debtors of the Corporation, sureties and other Persons and with all or any
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part of the Mortgaged Property and other security as the Lender sees fit, without prejudice to any debts and liabilities of the Corporation to the Lender or the rights, powers and remedies of the Lender under this Debenture.

7.7 The Corporation authorizes the Lender to file such financing statements and other documents and do such acts, matters and things (including completing and adding schedules identifying all or any part of the Mortgaged Property) as the Lender may consider appropriate to perfect and continue the security created by this Debenture, to protect and preserve the interest of the Lender in the Mortgaged Property and to realize upon this Debenture.

7.8 Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be sufficiently given only if delivered to the party for whom it is intended at the principal address of such party herein set forth or as changed pursuant hereto. Either party may notify the other pursuant hereto of any change in such party's principal address to be used for the purposes hereof.

                 (1)      If to the Lender at:

                          M.I. MANEK INC.
                          400 Walmer Road
                          Suite 2110
                          Toronto, Ontario'
                          M5R 2Y5

                 (2)      If to the Corporation at:

                          2 Sheppard Avenue East,
                          Suite 1800
                          North York, Ontario
                          M2N 5Y7

                          ATTENTION:  MR. MELVYN MOSCOE

                          With a Copy to its' solicitor at

                          BARNET J. GOLDBERG
                          Barrister and Solicitor
                          89 Scollard Street
                          Suite 300
                          Toronto, Ontario
                          M5R 1G4

                 Notwithstanding the foregoing, if the PPSA requires that a notice or other communication be given in a specified manner, then any such notice or communication shall be given in such manner.
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7.9              In this Debenture:

                 "THIS DEBENTURE", "these presents", "hereto", "herein", "hereof", "hereby", "hereunder", and any similar expressions refer to this Debenture and not to any particular Article, section or other portion hereof;

                 "EVENT OF DEFAULT" has the meaning attributed to such term in section 4.1;

                 "LIEN" means any mortgage, pledge, charge, assignment, security interest, hypothec, lien or other encumbrance, including, without limitation, any agreement to give any of the foregoing, or any conditional sale or other title retention agreement;

                 "MORTGAGED PROPERTY" means all of the undertaking, property and assets of the Corporation subject to, or intended to be subject to, the mortgages, pledges, charges, assignments, security interests and hypothecs created hereby;

                 "PERSON" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted;

                 "PPSA" means the Personal Property Security Act, 1989 (Ontario) as amended from time to time and any Act substituted therefor and amendments thereto and the following terms, namely, "Chattel Paper", "Consumer Goods", "Document of Title", "Goods", "Instrument", "Inventory" , "Security", shall have the respective meaning set out in the PPSA;

                 "RECEIVER" means any of a receiver, manager, receiver-manager and receiver and manager;

7.10 The inclusion of headings in this Debenture is for convenience of reference only and shall not affect the construction or interpretation hereof.

7.11 Except where otherwise expressly provided, all amounts in this Debenture are stated and shall be paid in U.S. dollars.

7.12 In this Debenture, unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

7.13 Each of the provisions contained in this Debenture is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof.

7.14 No amendment or waiver of this Debenture shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Debenture shall
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constitute a waiver of any other provision nor shall any waiver of any provision of this Debenture constitute a continuing waiver unless otherwise expressly provided.

7.15 This Debenture shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the Corporation hereby irrevocably attorns to the jurisdiction of the courts of Ontario.

7.16 This Debenture shall be binding on the Corporation and its successors and shall enure to the benefit of the Lender and its successors and assigns. The Obligations Secured shall be paid, and this Debenture shall be assignable by the Lender, free of any set-off, counter-claim or equities between the Corporation and the Lender.

7.17 This Debenture may be executed in counterparts, each of which shall be effected only upon delivery and thereafter shall be deemed an original and all of which shall be taken to be one and the same instrument, with the same effect as if all parties hereto had signed the same signature page.

7.18 The Corporation acknowledges receipt of a copy of this Debenture and a copy of the financing statement/verification statement registered under the PPSA in respect of the security created hereby

                 IN WITNESS WHEREOF the Corporation has executed this Debenture as of the 2nd day of July, 1996.

PERIPHERAL CONNECTIONS, INC.


Per:

----------------------------
Melvyn Moscoe
Secretary and Director
Authorized Signing Officer
I have the authority to bind the Corporation